SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                16-Sep-02

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 28, 2002, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2002-A)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                                    333-73712      95-4596514
(State or Other                            (Commission (I.R.S. Employer
Jurisdiction of                            File Number)Identification
Incorporation)                                         Number)



4500 Park Granada, Calabasas, CA                       91302
(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:    818-225-3240

Item 5.  Other Events

On              16-Sep-02a scheduled distribution was made from the
    trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                16-Sep-02The Monthly Report is filed pursuant to and
    in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
                         Date:
                         Amount:

C.  Item 1: Legal Proceedings:                         NONE

D.  Item 2: Changes in Securities:                     NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated          16-Sep-02

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            16-Sep-02

                         Beginning
                         Certificate
Class                    Balance(1)          Principal           Interest
A                        553,961,252.48    15,807,027.8      1,004,516.40
A-IO                     553,961,252.48           0.00       1,367,460.06
                                                                   Ending
                                                              Certificate
Class                    Cusip                  Losses            Balance
A                        126671 PB6               0.00     538,154,224.62
A-IO                     126671 PD2               0.00     538,154,224.62
      AMOUNTS PER $1,000 UNIT


Class                    Principal            Interest              Total
A                        26.34504643         1.67419400        28.01924043
A-IO                     0.00000000          2.27910010         2.27910010

                         Ending                                   Current
                         Certificate                         Pass-Through
Class                    Balance                Losses      Interest Rate
A                        896.92370770             0.00            2.04000%
A-IO                     896.92370770             0.00            2.92735%

Investor Certificate Rates based on a LIBOR of:                   1.78000%


Distribution Date:                16-Sep-02

    Distribution Statement
    Sale and Servicing Agreement dated Feb 28, 2002


(i) Investor Floating Allocation Percentage                     100.00000%

(ii)Class A aggregate amount                                16,811,544.26
    Class A-IO aggregate amount                              1,367,460.06

(iiiClass A Interest                                         1,004,516.40
    Class A-IO Interest                                      1,367,460.06

(iv)Class A Unpaid Investor Interest Shortfall paid                  0.00
    Class A Unpaid Investor Interest Shortfall paid                  0.00

(v) Class A Remaining Unpaid Investor Interest Shortfal              0.00
    Class A-IO Remaining Unpaid Investor Interest Short              0.00

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal                           0.00
    Investor Loss Reduction Amounts paid as principal                0.00
    Scheduled Principal Collections Payment Amount          15,807,027.86
    Guaranteed Principal Distribution Amount                         0.00
                                                                     0.00
    Total Principal Distributed                             15,807,027.86

(viiUnreimbursed Investor Loss Reduction Amounts                     0.00
    Per $1000 of Original Class A Balance                       0.0000000

(ix)Basis Risk Carryforward Distributed                              0.00

(x) Basis Risk Carryforward Remaining                                0.00

(xi)Servicing Fee                                              230,817.19

(xiiNote Principal Balance (before distributions)          553,961,252.48
    Note Principal Balance (after distributions)           538,154,224.62
    Factor (before distributions)                               0.9232688
    Factor (after distributions)                                0.8969237

(xiiLoan Balance of Mortgage Loans                         538,154,224.62

(xivCredit Enhancement Draw Amount                                   0.00

(xv)Delinquency Information

                               Count         Balance     % of Group Bal
30-59 days                              39  967,741.28           0.179826%
60-89 days                              15  359,594.90           0.066820%
90 or more days                         17  606,445.36           0.112690%
Total                                   71 1,933,781.54          0.359336%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information


                               Count         Balance     % of Group Bal
         Foreclosure                     3   90,266.78           0.016773%
             REO                         1   19,983.34           0.003713%
            Total                        4  110,250.12           0.020487%


(xviOptional Servicer Advances (Current Collection Peri              0.00
    Optional Servicer Advances (Outstanding)                         0.00

(xviClass A Note Rate                                             2.04000%
    Class A-IO Note Rate                                          2.92735%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                                               0
    Principal Balance                                                0.00

(xx)Loan Insurance Policy payments                                   0.00

(xxiSeller Loss Coverage Amount                             12,000,000.00
    Seller Loss Coverage Obligation Payments                         0.00




Mortgage Loans Payment Summary
Interest Received                                            3,195,085.88
Net Liquidation Proceeds (Allocable to Interest)                     0.00
Insurance Proceeds (Allocable to Interest)                           0.00
Servicer Optional Advance (Allocable to Interest)                    0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interes              0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)              0.00
Residual Advance                                                     0.00
Total Interest                                               3,195,085.88
Investor Interest Collections                                2,452,699.59

Begining Balance                                           553,961,252.48
Principal Collections                                       26,363,828.48
Net Liquidation Proceeds (Alloc. to Principal)                       0.00
Insurance Proceeds (Alloc. to Principal)                             0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)              0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                0.00
Loans Removed from the Trust by the Servicer per Sect.               0.00
Transfer Deposit Amount per Sect. 2.02 (a)                           0.00
Total Principal                                             26,363,828.48

Additional Balances                                         10,556,800.62
Ending Principal Balance                                   538,154,224.62
Total Collections                                           28,816,528.07
Alternative Principal Payment                               15,807,027.86

Loans Average Daily Balance                                556,324,135.68

Weighted Average Loan Rate                                       6.755522%
Weighted Average Net Loan Rate                                   4.967353%
Maximum Rate                                                     4.899307%

Loan Modification Summary                              Current
Loans with Senior Lien Balance Modification (CLTV<80%)         118,713.75
Loans with Senior Lien Balance Modification (CLTV>80%)         961,346.46
Loans with Credit Limit Modification                         2,667,580.00
Loans with Gross Margin Modification                         1,031,984.17

Credit Enhancer Information
Amount due to Credit Enhancer from Prepayment Shortfall              0.00
FGIC Surety Bond in force?                             YES
Credit Enhancement Draw Amount                                       0.00
Guaranteed Principal Payment Amount                                  0.00
Guaranteed Distribution                                      1,004,516.40
Credit Enhancement Premium                                      80,723.13

Liquidation Loss Amount (Current Period)                             0.00
Liquidation Loss Amount (Cumulative)                            21,810.91

Monthly Delinquency Rate                                           0.1943%
Rolling Six Month Delinquency Rate                                 0.1017%

Has a Rapid Amortization Event occurred?               NO
Cause of Rapid Amortization Event.                     NA
Has an Event of Servicing Termination occurred?        NO
Cause of Event of Servicing Termination.               NA



    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CWABS, INC.

                                           By: /s/ Barbara Grosse
                                           Name:  Barbara Grosse
                                           Title: Vice President
                                           Bank One

Date            9/16/2002